SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K



                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


                                    June 10, 1996
                   Date of Report (Date of earliest event reported)


                            AMERICAN OILFIELD DIVERS, INC.
                (Exact name of Registrant as specified in its charter)



               LOUISIANA               0-22032               72-0918249

             (State or other        (Commission File       (I.R.S. Employer
               jurisdiction             Number)         Identification Number)
            of incorporation)




                             130 East Kaliste Saloom Road
                             Lafayette, Louisiana  70508
                 (Address of principal executive offices)  (Zip Code)



                                    (318) 234-4590
                 (Registrant's telephone number, including area code)


                                    Not Applicable
                (Former name or former address, if changed since last
                                       report)

             Item 5.  Other Events.

             On June 10, 1996, American Oilfield Divers, Inc. ("Registrant") announced its second quarter earnings and other matters. Such matters are described in the press release attached hereto as Exhibit 99.1.


             Item 7.Financial Statements and Exhibits.

             (a)  No financial statements are filed with this report.

             (b)  Exhibits.

             99.1 Press release issued by American Oilfield Divers, Inc. on June 10, 1996 concerning fiscal 1996 second quarter earnings and other matters.

                                      SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             By:  /s/ Cathy M. Green
                  __________________
                     Cathy M. Green
                  Vice President and
                 Chief Financial Officer

             Dated:  June 25, 1996